Common Stock and Treasury Stock	9 Months Ended
Mar. 31, 2013
Common Stock and Treasury Stock

NOTE 11—COMMON STOCK AND TREASURY STOCK

As of March 31, 2013 and June 30, 2012, the authorized capital of the Company included 500,000,000 shares of common stock. As of March 31, 2013, 131,306,084 shares of common stock were issued and 87,067,124 were outstanding. As of June 30, 2012, 131,129,888 shares of common stock were issued and 92,049,978 were outstanding.

Common Stock Repurchases

On August 9, 2012, the Company announced that its Board of Directors authorized the Company to repurchase up to $100 million of its common stock. The share repurchase program commenced Monday, August 13, 2012. The share repurchase program has been funded from proceeds from the Loan Agreement as discussed in Note 8 and from existing cash on hand.

Common stock repurchase activity during the nine months ended March 31, 2013 was as follows (in thousands, except share and per share amounts):

Period	Total Number of Shares Purchased	Average Price Paid per Share	Dollar Value of Shares that May Yet Be Purchased
August 13, 2012 – August 31, 2012	2,179,900	$8.88	$80,599
September 1, 2012 – September 30, 2012	992,014	$11.93	$68,742
October 1, 2012 – October 31, 2012	371,665	$11.72	$64,377
November 1, 2012 – November 30, 2012	657,700	$11.16	$57,024
December 1, 2012 – December 31, 2012	957,771	$11.86	$45,646

Total	5,159,050	$10.52	$45,646

The Company did not repurchase any of its common stock during the three months ended March 31, 2013.

Special Dividend

On December 14, 2012, the Company announced that its Board of Directors had authorized a special cash dividend of $0.18 per share for each share of common stock outstanding on December 24, 2012. The aggregate dividend payment of $15.7 million was paid on December 28, 2012 to stockholders of record on December 24, 2012.